Securities, 424I - Securities, 424I: 1	Mar. 26, 2026 USD ($)
Securities, 424I Table
Security Class Title	Hashdex Bitcoin ETF
Aggregate Sales Price	$ 2,144,314
Aggregate Redeemed or Repurchased, FY	4,611,472
Aggregate Redeemed or Repurchased, Prior FY	0
Redemption Credits	(2,467,158)
Net Sales	$ 0
Fee Rate	0.01381%
Amount of Registration Fee	$ 0